[logo] MFS                                                     Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                        Year Ended
                                                                 August 31, 1995


MFS(R) OTC FUND


Front cover
A photo of computer disks.

MFS(R)  OTC  FUND

TRUSTEES                                                           CUSTODIAN
A. Keith Brodkin<F1> - Chairman and President                      Investors Bank & Trust Company

Richard B. Bailey<F1> - Private Investor;                          AUDITORS
Former Chairman and Director (until 1991),                         Deloitte & Touche LLP
Massachusetts Financial Services Company
                                                                   INVESTOR  INFORMATION
Peter G. Harwood - Private Investor                                For MFS stock and bond market outlooks,
                                                                   call toll free: 1-800-637-4458 anytime from
J. Atwood Ives - Chairman and Chief Executive                      a touch-tone telephone.
Officer, Eastern Enterprises
                                                                   For information on MFS mutual funds,
Lawrence T. Perera - Partner,                                      call your financial adviser or, for an
Hemenway & Barnes                                                  information kit, call toll free:
                                                                   1-800-637-2929 any business day from
William J. Poorvu - Adjunct Professor, Harvard                     9 a.m. to 5 p.m. Eastern time (or leave
University Graduate School of Business                             a message anytime).
Administration
                                                                   INVESTOR  SERVICE
Charles W. Schmidt - Private Investor                              MFS Service Center, Inc.
                                                                   P.O. Box 2281
Arnold D. Scott<F1> - Senior Executive Vice                        Boston, MA 02107-9906
President and Secretary, Massachusetts
Financial Services Company                                         For general information, call toll free:
                                                                   1-800-225-2606 any business day from
Jeffrey L. Shames<F1> - President, Massachusetts                   8 a.m. to 8 p.m. Eastern time.
Financial Services Company
                                                                   For service to speech- or hearing-impaired,
Elaine R. Smith  - Independent Consultant                          call toll free: 1-800-637-6576 any business
                                                                   day from 9 a.m. to 5 p.m. Eastern time.
David B. Stone - Chairman, North American                          (To use this service, your phone must be equipped with a
Management Corp. (Investment Adviser)                              Telecommunications Device for the Deaf.)

INVESTMENT  ADVISER                                                For share prices, account balances and
Massachusetts Financial Services Company                           exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                                (1-800-637-8255) anytime from a touch-tone telephone.
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
Mark Regan<F1>

TREASURER
W. Thomas London<F1>

ASSISTANT  TREASURER
James O. Yost<F1>

SECRETARY
Stephen E. Cavan<F1>

ASSISTANT  SECRETARY
James R. Bordewick, Jr.<F1>

<F1> Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
In a period that saw high levels of market volatility, then a massive surge in the prices of U.S. stocks - particularly technology stocks - and, finally, a levelling pullback in the prices of many of those same stocks, the Fund performed in line with the Standard & Poor's 500 Composite Index (the S&P 500) for the 12 months ended August 31, 1995. The S&P 500 is a popular, unmanaged index of common stock performance. As investors began to anticipate the end of the Federal Reserve Board's year-long effort to restrain inflation by raising short-term interest rates, stock markets began gaining ground in the final weeks of 1994, an advance that continued into the summer of 1995. In this environment, the S&P 500 had a total return of +21.42%, while Class A shares of the Fund had a total return of +19.77%, Class B shares had a total return of +18.75% and Class C shares had a total return of +18.63%. All of the Fund's returns include the reinvestment of distributions but exclude the effects of any sales charges. Complete performance information for the Fund is provided on pages four, five and six of this report.

Economic Outlook
Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Stock Market
After several months of very strong performance in 1995, the stock market became somewhat volatile in the last few weeks before August 31 as concerns about interest rates had a negative effect on stock prices. At the same time, the technology sector, which had been one of the best-performing sectors this year, came under significant pressure this summer because of concerns that these stocks had become overpriced relative to expected earnings. Still, the longer-term outlook for technology and other growth sectors, such as leisure and household products, remains favorable, as do the prospects for many small-company stocks because of their growth potential relative to larger companies. Also, companies' increasing emphasis on cost containment, coupled with their growing use of technology, have helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goal of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's positive momentum.

Portfolio Performance and Strategy
The Fund's performance has been positively impacted by investments in a number of areas, specifically technology, including software and networking companies; communications, such as wireless communications and long distance telephone companies; selected medical devices companies; and gaming companies. Areas that have not performed well include health maintenance organizations
(HMOs), nursing homes and Canadian communications companies.

    About 36% of the Fund has been invested in technology companies this year and these holdings have dramatically outperformed the overall market. For example, the explosion in demand for multimedia personal computers (PCs) has driven the valuation of entertainment software companies that provide the games and educational software that PC users demand. The Fund has large weightings in this area, including such companies as Electronic Arts, the Learning Company, Sierra On-Line, Spectrum Holobyte and Softkey. Meanwhile, the move to distributed processing by corporations has resulted in several significant long-term technology trends, including the development of improved database software, benefiting companies such as Oracle, Informix and Sybase, and communication developments between the different local area networks and the new sources of data, helping companies like Cisco.

    Gaming stocks, particularly casinos, have also contributed to the Fund's performance as purchases were made at depressed levels in the fourth quarter of 1994. Going forward, our strategy for investing in the gaming area is to identify new or emerging gaming markets.

    In the field of medical devices, the focus of our investments has been on companies utilizing new or under-recognized products that can help reduce costs or provide a higher value of medical care, such as Medisense, for the monitoring of diabetes; Ventritex; EP Technologies; Zoll, for heart treatment; and Uromed, for urological treatment.

    While HMOs, nursing homes and Canadian communications companies have had disappointing results in the past year, we have reviewed each of these areas and believe they still offer tremendous opportunity over the next six to 12 months.

    Finally, we believe the valuations of our holdings remain attractive, based on estimated future growth rates. As these valuations change, positions in the Fund will be evaluated and, where it seems necessary, modified accordingly.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

-----------------------        ----------------------------
A photo of A. Keith            A photo of Mark Regan, Portfolio
Brodkin, Chairman and          Manager.
President.
-----------------------        ----------------------------

/s/A. Keith Brodkin            /s/Mark Regan
A. Keith Brodkin               Mark Regan
Chairman and President         Portfolio Manager

September 12, 1995

PORTFOLIO  MANAGER  PROFILE
Mark Regan began his career at MFS in 1989 as a research analyst. A graduate of Cornell University and the Sloan School of Management at the Massachusetts Institute of Technology, he was promoted to Investment Officer in 1990, Assistant Vice President - Investments in 1991 and Vice President - Investments in 1992. Mr. Regan has managed MFS OTC Fund since its inception in 1993.

OBJECTIVE  AND  POLICIES
The Fund's primary investment objective is to provide long-term growth of capital.

The Fund seeks to achieve its objective by investing at least 65% of its assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. The Fund may invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation, as well as in fixed-income securities.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

PERFORMANCE
The information on the following page illustrates the historical performance of MFS OTC Fund Class A and Class B shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge. Class B share results reflect the current maximum contingent deferred sales charge (CDSC) of 4%. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.
Class C shares were offered effective August 1, 1994. Information on Class C share performance appears on the next page.
GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the Period from December 1, 1993* to August 31, 1995)

Line graph representing the growth of a $10,000 investment for the period from December 1, 1993 to August 31, 1995. The graph is scaled from $8,000 to $13,000 in $1,000 segments. The years are marked in 3-month segments from 1993 to 1995. There are five lines drawn to scale. One is a solid line representing MFS OTC Fund (Class A), a second line of short dashes represents MFS OTC Fund (Class B), a third line of medium-short dashes represents the S&P 500, a fourth line of medium-long dashes represents the Russell 2000 Index, and a fifth line of long dashes represents the Consumer Price Index.

     MFS OTC Fund (Class A)              $12,541
     MFS OTC Fund (Class B)              $12,509
     S&P 500                             $12,764
     Russell 2000 Index                  $12,627
     Consumer Price Index                $10,487

AVERAGE  ANNUAL  TOTAL  RETURNS

                                                                    12/01/93*-
                                                       1 Year        8/31/95
------------------------------------------------------------------------------
MFS OTC Fund (Class A) including 5.75% sales charge   +12.87%        +13.67%
------------------------------------------------------------------------------
MFS OTC Fund (Class A) at net asset value             +19.77%        +17.60%
------------------------------------------------------------------------------
MFS OTC Fund (Class B) with CDSC(+)                   +14.75%        +14.28%
------------------------------------------------------------------------------
MFS OTC Fund (Class B) without CDSC                   +18.75%        +16.33%
------------------------------------------------------------------------------
MFS OTC Fund (Class C)                                +18.63%        +28.30%#
------------------------------------------------------------------------------
Average small company growth fund                     +26.39%        +16.08%
------------------------------------------------------------------------------
Russell 2000 Index(++)                                +20.79%        +13.81%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                 +21.42%        +14.96%
------------------------------------------------------------------------------
Consumer Price Index(S)                               + 2.62%        + 2.75%
------------------------------------------------------------------------------
* For the period from the commencement of offering of Class A and Class B shares, December 1, 1993 to August 31, 1995.
(+)  These returns reflect the maximum CDSC of 4%.
# For the period from the commencement of offering of Class C shares, August 1, 1994 to August 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
(++) The Russell 2000 Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
(S)  The Consumer Price Index is a popular measure of change in prices.

In the preceding table, we have included the average annual total returns of all small company growth funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods (281 and 218 funds for the one-year period ended August 31, 1995, and for the period from December 1, 1993 through August 31, 1995, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO  CONCENTRATION  AS  OF  AUGUST  31,  1995

                            Percent of                          Percent of
Five Largest Industries     Net Assets  Ten Largest Holdings    Net Assets
--------------------------------------------------------------------------
Entertainment                     17.3  Medisense, Inc.                7.0
--------------------------------------  ----------------------------------
Computer Software - Personal            Showboat, Inc.                 5.6
  Computers                       16.2  ----------------------------------
--------------------------------------  Spectrum Holobyte Industries   5.4
Medical and Health Technology and       ----------------------------------
  Services                        14.3  Rogers Communications, Inc.    5.0
--------------------------------------  ----------------------------------
Telecommunications                13.4  Argosy Gaming Corp.            4.5
--------------------------------------  ----------------------------------
Medical and Health Products       11.1  Mid-Atlantic Medical Services,
--------------------------------------    Inc.                         4.2
                                        ----------------------------------
                                        Electric Arts, Inc.            4.1
                                        ----------------------------------
                                        Pacific Health Systems,
                                          Inc., "B"                    3.9
                                        ----------------------------------
                                        Rogers Cantel Mobile Co.       3.8
                                        ----------------------------------
                                        Cisco Systems, Inc.            3.4
                                        ----------------------------------

PORTFOLIO  OF  INVESTMENTS - August 31, 1995

Common  Stocks  and  Warrants - 97.1%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Business Machines - 0.5%
  Affiliated Computer Services, "A"*                     15,000  $    448,125
-----------------------------------------------------------------------------
Business Services - 0.1%
  Global Directmail Corp.*                                3,100  $     85,250
  HPR, Inc.*                                                500        12,500
                                                                 ------------
                                                                 $     97,750
-----------------------------------------------------------------------------
Cellular Telephones - 1.7%
  AirTouch Communications, Inc.*                         50,000  $  1,625,000
-----------------------------------------------------------------------------
Computer Software - Personal Computers - 16.2%
  ARCSYS, Inc.*                                             600  $     24,000
  Autodesk, Inc.                                         12,800       590,400
  Eagle Point Software*                                     500        11,000
  Electronic Arts, Inc.*                                102,800     3,906,400
  Learning Co.*                                          55,000     3,217,500
  Network Peripherals*                                  145,700     2,058,013
  Novadigm, Inc.*                                           700        14,000
  Pure Software, Inc.*                                      900        24,975
  Softkey International, Inc.*                           11,000       438,625
  Spectrum Holobyte Industries*                         298,900     5,156,025
                                                                 ------------
                                                                 $ 15,440,938
-----------------------------------------------------------------------------
Computer Software - Systems - 9.6%
  BDM International, Inc.                                 1,500  $     37,687
  BMC Software, Inc.*                                    46,000     1,960,750
  Computron Software*                                     1,000        19,000
  Compuware Corp.*                                      132,500     2,997,812
  Datalogix International, Inc.*                            900        21,150
  Dendrite International, Inc.*                             900        12,713
  Discreet Logic, Inc.*                                     700        28,350
  HNC Software*                                             500        12,437
  Inference Corp.*                                          400         7,200
  Informix Corp.*                                        20,000       560,000
  Legato Systems, Inc.*                                     400         9,400
  Netscape Communications*                                  700        34,650
  ON Technology Corp.*                                      500         8,000
  Oracle Systems Corp.*                                  10,000       401,250
  Seer Technologies, Inc.*                                  600        10,050
  Spyglass*                                                 700        29,839
  Sybase, Inc.*                                          92,100     2,958,712
  Vantive Corp.*                                            500         6,438
                                                                 ------------
                                                                 $  9,115,438
-----------------------------------------------------------------------------
Consumer Goods and Services - 0.1%
  Oakley, Inc.*                                           1,400  $     44,975
  USA Detergents, Inc.*                                     700        12,950
                                                                 ------------
                                                                 $     57,925
-----------------------------------------------------------------------------
Electronics - 5.3%
  Advance Circuits, Inc.*                                62,100  $  1,311,862
  C.P. Clare Corp.*                                       1,000        24,000
  Intel Corp.                                            21,800     1,337,975
  LTX Corp.*                                            158,400     1,801,800
  MEMC Electronics Materials, Inc.*                       4,400       135,300
  National Semiconductor*                                15,000       423,750
  Ontrak Systems, Inc.*                                     700        18,813
  Paradigm Technology*                                      700        23,100
  Thermospectra Corp.*                                      700        12,513
                                                                 ------------
                                                                 $  5,089,113
-----------------------------------------------------------------------------
Entertainment - 17.3%
  Ambassadors International, Inc.*                        3,000  $     34,500
  American Radio Systems Corp.*                           1,300        37,050
  Argosy Gaming Corp.*                                  300,100     4,276,425
  Casino America, Inc.*                                 185,900     2,695,550
  Central European Media Enterprises Ltd.*               95,000     2,386,875
  Showboat, Inc.                                        230,600     5,303,800
  Starsight Telecast, Inc.*                             369,200     1,661,400
  Station Casinos, Inc.*                                  3,600        69,750
                                                                 ------------
                                                                 $ 16,465,350
-----------------------------------------------------------------------------
Financial Institutions
  Jayhawk Acceptance Corp.*                               1,500  $     21,937
-----------------------------------------------------------------------------
Machinery
  Computational Systems, Inc.*                            1,000  $     15,500
-----------------------------------------------------------------------------
Medical and Health Products - 11.1%
  EP Technologies, Inc.*                                 50,000  $    668,750
  Medisense, Inc.*                                      280,000     6,650,000
  Uromed Corp.*                                         167,900     1,595,050
  Zoll Medical Corp.*                                   170,300     1,617,850
                                                                 ------------
                                                                 $ 10,531,650
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 14.3%
  American Oncology Resources*                            1,400  $     52,850
  Beverly Enterprises*                                  126,300     1,673,475
  Mariner Health Group, Inc.*                           204,500     2,811,875
  Mid-Atlantic Medical Services, Inc.*                  212,200     3,952,225
  Oxford Health Plans, Inc.*                              8,300       406,700
  Pacificare Health Systems, Inc., "A"*                  15,000       821,250
  Pacificare Health Systems, Inc., "B"*                  65,000     3,721,250
  United Healthcare Corp.                                 5,000       211,250
                                                                 ------------
                                                                 $ 13,650,875
-----------------------------------------------------------------------------
Metals and Minerals - 0.7%
  Southern Africa Minerals Corp.*                       810,000  $    663,633
-----------------------------------------------------------------------------
Printing and Publishing - 0.1%
  American Media, Inc., Warrants                      1,351,600  $     63,256
  Desktop Data, Inc.*                                       500        14,187
                                                                 ------------
                                                                 $     77,443
-----------------------------------------------------------------------------
Restaurants and Lodging - 0.3%
  Apple South, Inc.                                       1,300  $     31,850
  Papa John's International, Inc.*                        1,600        64,000
  Promus Hotel Corp.*                                     9,900       204,187
                                                                 ------------
                                                                 $    300,037
-----------------------------------------------------------------------------
Special Products and Services - 1.2%
  Sphere Drake Holdings Ltd.*                            65,000  $  1,105,000
-----------------------------------------------------------------------------
Telecommunications - 13.4%
  Chipcom Corp.*                                         25,000  $  1,003,125
  Cisco Systems, Inc.*                                   50,000     3,281,250
  Lambert Communication*                                 33,000         1,650
  Midcom Communication*                                   3,600        56,700
  Rogers Cantel Mobile Co.*                             150,000     3,600,000
  Rogers Communications, Inc.*                          467,200     4,784,735
  Sitel Corp.*                                            1,100        23,650
  Teltrend, Inc.*                                         1,300        30,550
                                                                 ------------
                                                                 $ 12,781,660
-----------------------------------------------------------------------------
Utilities - Telephone - 5.2%
  MCI Communications Corp.                              205,000  $  4,932,812
-----------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified Cost, $88,459,928)  $ 92,420,186
-----------------------------------------------------------------------------
Short-Term  Obligations - 3.8%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
  Federal National Mortgage Assn., 5.67s, due
    9/12/95                                              $2,000  $  1,995,590
  Ford Motor Credit, 5.8s, due 9/01/95                    1,650     1,649,734
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  3,645,324
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $92,105,252)                 $ 96,065,510
Other  Assets,  Less  Liabilities - (0.9)%                           (921,294)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $ 95,144,216
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $92,105,252)           $96,065,510
  Cash                                                                 1,653
  Receivable for Fund shares sold                                  1,286,262
  Interest receivable                                                  1,219
  Other assets                                                         1,227
                                                                 -----------
      Total assets                                               $97,355,871
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $ 1,978,900
  Payable for Fund shares reacquired                                 138,309
  Payable to affiliates -
    Management fee                                                     1,910
    Shareholder servicing agent fee                                      499
    Distribution fee                                                  19,299
  Accrued expenses and other liabilities                              72,738
                                                                 -----------
      Total liabilities                                          $ 2,211,655
                                                                 -----------
Net assets                                                       $95,144,216
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $79,907,768
  Unrealized appreciation on investments                           3,960,258
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             11,279,452
  Accumulated net investment loss                                     (3,262)
                                                                 -----------
      Total                                                      $95,144,216
                                                                 ===========
Shares of beneficial interest outstanding                         9,533,726
                                                                 ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $30,193,568 / 2,996,256 shares of
    beneficial interest outstanding)                              $10.08
                                                                  ======
  Offering price per share (100/94.25)                            $10.69
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $61,741,683 / 6,213,651 shares of
    beneficial interest outstanding)                               $9.94
                                                                   =====
Class C shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $3,208,965 / 323,819 shares of
    beneficial interest outstanding)                               $9.91
                                                                   =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends (including $397,265 received from affiliated
     issuers)                                                     $   509,038
    Interest                                                          173,982
                                                                  -----------
      Total investment income                                     $   683,020
                                                                  -----------
  Expenses -
    Management fee                                                $   594,194
    Trustees' compensation                                              4,475
    Shareholder servicing agent fee (Class A)                          38,322
    Shareholder servicing agent fee (Class B)                         114,682
    Shareholder servicing agent fee (Class C)                           2,325
    Distribution and service fee (Class B)                            491,201
    Distribution and service fee (Class C)                             15,495
    Custodian fee                                                      55,011
    Printing                                                           48,156
    Auditing fees                                                      36,350
    Postage                                                            29,678
    Legal fees                                                          8,236
    Miscellaneous                                                     121,200
                                                                  -----------
      Total expenses                                              $ 1,559,325
                                                                  -----------
          Net investment loss                                     $  (876,305)
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $851,692 loss from
      transactions in securities of affiliated issuers)           $14,682,413
    Foreign currency transactions                                        (314)
                                                                  -----------
      Net realized gain on investments                            $14,682,099
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $   959,373
    Translation of assets and liabilities in foreign currencies            (6)
                                                                  -----------
      Net unrealized gain on investments                          $   959,367
                                                                  -----------
        Net realized and unrealized gain on investments and
         foreign currency                                         $15,641,466
                                                                  -----------
          Increase in net assets from operations                  $14,765,161
                                                                  ===========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
                                                         1995           1994*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                            $   (876,305)    $  (297,097)
  Net realized gain on investments and foreign
    currency transactions                          14,682,099         144,573
  Net unrealized gain on investments and
    foreign currency                                  959,367       3,000,891
                                                 ------------     -----------
    Increase in net assets from operations       $ 14,765,161     $ 2,848,367
                                                 ------------     -----------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)      $   (918,344)    $    --
  From net realized gain on investments and
    foreign currency transactions (Class B)        (1,440,882)         --
  From net realized gain on investments and
    foreign currency transactions (Class C)           (47,151)         --
                                                 ------------     -----------
    Total distributions declared to
      shareholders                               $ (2,406,377)    $    --
                                                 ------------     -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $110,456,952     $74,941,646
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   2,174,647          --
  Cost of shares reacquired                       (84,557,685)    (23,080,495)
                                                 ------------     -----------
    Increase in net assets from Fund share
      transactions                               $ 28,073,914     $51,861,151
                                                 ------------     -----------
      Total increase in net assets               $ 40,432,698     $54,709,518
Net assets:
  At beginning of period                           54,711,518           2,000
                                                 ------------     -----------
  At end of period (including accumulated net
    investment loss of $3,262 and $1,903,
    respectively)                                $ 95,144,216     $54,711,518
                                                 ============     ===========

*For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.

See notes to financial statements

Financial  Highlights
-------------------------------------------------------------------------------------------------------------
Year Ended August 31,                         1995       1994<F1>     1995       1994<F1>     1995     1994<F2>
-------------------------------------------------------------------------------------------------------------
                                           Class A                 Class B                  Class C
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $ 8.68      $ 7.83      $ 8.59      $ 7.83      $ 8.61     $ 7.80
                                            ------      ------      ------      ------      ------     ------
Income from investment operations<F4> -
  Net investment loss                       $(0.03)     $(0.05)     $(0.13)     $(0.12)     $(0.14)    $(0.04)
  Net realized and unrealized gain on
   investments                                1.69        0.90        1.69        0.88        1.69       0.85
                                            ------      ------      ------      ------      ------     ------
    Total from investment operations        $ 1.66      $ 0.85      $ 1.56      $ 0.76      $ 1.55     $ 0.81
                                            ------      ------      ------      ------      ------     ------
Less distributions declared to
 shareholders from net realized gain on
 investments                                $(0.26)     $ --        $(0.21)     $ --        $(0.25)    $ --
                                            ------      ------      ------      ------      ------     ------
    Total distributions declared to
      shareholders                          $(0.26)     $ --        $(0.21)     $ --        $(0.25)    $ --
                                            ------      ------      ------      ------      ------     ------
Net asset value - end of period             $10.08      $ 8.68      $ 9.94      $ 8.59      $ 9.91     $ 8.61
                                            ======      ======      ======      ======      ======     ======
Total return<F5>                            19.77%      10.86%      18.75%       9.71%      18.63%     10.38%
Ratios (to average net assets)/Supplemental
  data<F6>:
  Expenses                                   1.29%       1.50%<F3>   2.29%       2.57%<F3>   2.30%      2.50%<F3>
  Net investment loss                      (0.40)%     (0.87)%<F3> (1.44)%     (2.02)%<F3> (1.55)%    (2.22)%<F3>
Portfolio turnover                            218%         82%        218%         82%        218%        82%
Net assets at end of period (000 omitted)  $30,194     $17,776     $61,742     $36,849      $3,209     $   87

<F1> For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
<F2> For the period from the commencement of offering of Class C shares, August 1, 1994 to August 31, 1994.
<F3> Annualized.
<F4> Per share data is based upon average shares outstanding.
<F5> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F6> The investment adviser did not impose a portion of its management fee and distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment loss per share and the ratios would have been:

    Net investment loss                        --       $(0.08)        --       $(0.15)      --        $(0.05)
    Ratios (to average net assets):
      Expenses                                 --        2.03%<F3>     --        3.10%<F3>   --         3.03%
      Net investment loss                      --      (1.40)%<F3>     --      (2.56)%<F3>   --       (2.71)%<F3>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS OTC Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transactions gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1995, $874,946 was reclassified from accumulated net investment loss to accumulated net realized gain on investments to offset short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,185 for the year ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,335 for the year ended August 31, 1994 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments will commence under the distribution plan on such date that the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million.

The Class B and Class C distribution plans provide that the Fund will pay MFD a monthly distribution fee, equal to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is not charged on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. Fees incurred under the distribution plans during the year ended August 31, 1995 were 0.94% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $41 and $132,216 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $197,493,525 and $173,368,376, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $92,628,804
                                                                   ===========
Gross unrealized appreciation                                      $13,592,098
Gross unrealized depreciation                                       10,155,392
                                                                   -----------
  Net unrealized appreciation                                      $ 3,436,706
                                                                   ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                  Year Ended August 31, 1995     Period Ended August 31, 1994*
                  ----------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          4,680,448   $  39,610,152      3,491,940   $  28,339,992
Shares issued to
 shareholders in
 reinvestment of
 distributions         104,971         868,094        --              --
Shares
 reacquired         (3,837,263)    (32,341,967)    (1,443,968)    (11,474,151)
                   -----------   -------------    -----------   -------------
  Net increase         948,156   $   8,136,279      2,047,972   $  16,865,841
                   ===========   =============    ===========   =============
*For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.

Class B Shares
                  Year Ended August 31, 1995     Period Ended August 31, 1994*
                  ----------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          7,325,159   $  62,579,527      5,765,354   $  46,517,609
Shares issued to
 shareholders in
 reinvestment of
 distributions         154,411       1,266,051        --              --
Shares
 reacquired         (5,554,198)    (46,622,744)    (1,477,203)    (11,606,344)
                   -----------   -------------    -----------   -------------
  Net increase       1,925,372   $  17,222,834      4,288,151   $  34,911,265
                   ===========   =============    ===========   =============
*For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.

Class C Shares
                  Year Ended August 31, 1995     Period Ended August 31, 1994**
                  ----------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold            948,839      $8,267,273         10,122         $84,045
Shares issued to
 shareholders in
 reinvestment of
 distributions           4,957          40,502           --              --
Shares
 reacquired           (640,099)     (5,592,974)          --              --
                      --------      ----------         ------         -------
  Net increase         313,697      $2,714,801         10,122         $84,045
                      ========      ==========         ======         =======

**For the period from the commencement of offering of Class C shares, August
  1, 1994 to August 31, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $23,882.

(7) Transactions  in  Securities  of  Affiliated  Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended August 31, 1995 is set forth below.

                                      Acquisitions           Dispositions                                     Interest and
                          Beginning   ---------------------  ------------------------   Ending     Realized       Dividend   Ending
Affiliate                    Shares    Shares          Cost      Shares          Cost   Shares         Loss         Income    Value
-----------------------------------------------------------------------------------------------------------------------------------
American Media, Inc.         93,300   157,200    $1,905,064     250,500    $2,501,179      0     $(851,692)       $397,265      0

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS OTC Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS OTC Fund (one of the series constituting MFS Series Trust IV) as of August 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended August 31, 1995 and the period ended August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS OTC Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts

October 6, 1995


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS  INVESTMENT  OPPORTUNITIES

MUTUAL  FUNDS
The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND  FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature(3) on MFS products and services: 1- 800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message any time).

(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.
(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value.
(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK                                                   LIMITED MATURITY BOND
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Trust                           MFS(R) Government Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Growth Stock Fund               MFS(R) Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Capital Growth Fund                              MFS(R) Municipal Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Emerging Growth Fund
----------------------------------------------------    WORLD
MFS(R) Gold & Natural Resources Fund                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Asset Allocation Fund
MFS(R) Growth Opportunities Fund                        ----------------------------------------------------
----------------------------------------------------    MFS(R) World Equity Fund
MFS(R) Managed Sectors Fund                             ----------------------------------------------------
----------------------------------------------------    MFS(R) World Governments Fund
MFS(R) OTC Fund                                         ----------------------------------------------------
----------------------------------------------------    MFS(R) World Growth Fund
MFS(R) Research Fund                                    ----------------------------------------------------
----------------------------------------------------    MFS(R) World Total Return Fund
MFS(R) Value Fund                                       ----------------------------------------------------
----------------------------------------------------
                                                        NATIONAL TAX-FREE BOND
STOCK AND BOND                                          ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal Bond Fund
MFS(R) Total Return Fund                                ----------------------------------------------------
----------------------------------------------------    MFS(R) Municipal High Income Fund
MFS(R) Utilities Fund                                          (closed to new investors)
----------------------------------------------------    ----------------------------------------------------
                                                        MFS(R) Municipal Income Fund
BOND                                                    ----------------------------------------------------
----------------------------------------------------
MFS(R) Bond Fund                                        STATE TAX-FREE BOND
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Mortgage Fund                         Alabama, Arkansas, California, Florida,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Government Securities Fund                       Georgia, Louisiana, Maryland, Massachusetts,
----------------------------------------------------    ----------------------------------------------------
MFS(R) High Income Fund                                 Mississippi, New York, North Carolina,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Intermediate Income Fund                         Pennsylvania, South Carolina, Tennessee,
----------------------------------------------------    ----------------------------------------------------
MFS(R) Strategic Income Fund                            Texas, Virginia, Washington, West Virginia
       (formerly MFS(R) Income & Opportunity Fund)      ----------------------------------------------------
----------------------------------------------------
                                                        MONEY MARKET
                                                        ----------------------------------------------------
                                                        MFS(R) Cash Reserve Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Government Money Market Fund
                                                        ----------------------------------------------------
                                                        MFS(R) Money Market Fund
                                                        ----------------------------------------------------

MFS(R) OTC FUND                                 BULK RATE
                                                U.S. POSTAGE
500 Boylston Street                             P A I D
Boston, MA 02116                                PERMIT #55638
                                                BOSTON, MA
[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS

OTC-2 10/95 13M 83/283/383